SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC   20549

                               FORM 8-K
                            CURRENT REPORT
           Pursuant to Section 13 of 15(d) of the Securities
                         Exchange Act of 1934
           Date of Report (Date of earliest event reported)
                             April 1, 2001


               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
        (Exact name of registrant as specified in its charter)


          Indiana                1-3553              35-0672570
     ------------------      --------------        ---------------
      (State of               (Commission File    (I.R.S. Employer
     Incorporation)             Number)            Identification No.)


   20 N.W. Fourth Street
    Evansville, Indiana                                47741
(Address of principal executive offices)             (Zip Code)



   Registrant's telephone number, including area code (812)465-5300


                                  N/A
        (Former name or address, if changed since last report.)

ITEM 5.  Other Matters

Attached is a press release dated March 30, 2001, discussing the creation of a common name for Vectren Corporation's (Vectren) regulated distribution businesses in the state of Indiana. Indiana Gas Company, Inc. (Indiana Gas) and Southern Indiana Gas and Electric Company (SIGECO) will begin doing business as Vectren Energy Delivery of Indiana effective April 1, 2001.

The new name covers the electric and gas transmission and distribution functions of Indiana Gas and SIGECO. Under the new organization, Vectren's power generation and wholesale power marketing functions will transact business under the name Vectren Power Supply.

Item 7.  Exhibits


99-1            Press Release

99-2            Forward Looking Statements







                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY.

April 2, 2001,





                                              By:  /s/ M. Susan
                                              Hardwick
                                              M. Susan Hardwick

                                              Vice President and
                                              Controller